Debt	12 Months Ended
Dec. 31, 2012
Debt
Debt
Debt consists of:

	At Year-End
	2012	2011
	(In thousands)
Senior secured credit facility
Term loan facility — average interest rate of 4.21% at year-end 2012 and 6.50 % at year-end 2011	$200,000	$130,000
Revolving line of credit — average interest rate of 4.75% at year-end 2012	44,000	—
Secured promissory notes — average interest rates of 2.80% at year-end 2012 and 4.34% at year-end 2011	34,171	41,900
Other indebtedness due through 2017 at variable and fixed interest rates ranging from 0.24% to 8.00%	15,892	49,687
	$294,063	$221,587

Our debt agreements contain financial covenants customary for such agreements including minimum levels of interest coverage and limitations on leverage. At year-end 2012, we were in compliance with the financial covenants of these agreements.
In 2012, we entered into a Second Amended and Restated Revolving and Term Credit Agreement in order to consolidate previous amendments and to effect the following principal amendments to: increase the term loan commitment from $130,000,000 to $200,000,000; extend the maturity date of the revolving loan to September 14, 2015 (with one-year extension option) and of the term loan to September 14, 2017; reduce the interest rate spread over LIBOR from 4.5 percent to 4.0 percent, and eliminate the LIBOR rate floor of 2 percent; increase the minimum interest coverage from 1.05x to 1.50x; reduce the unused fee commitment ratio covenant and replace it with a reduction to the borrowing base to the extent the ratio of the value of assets in the borrowing base to the aggregate commitments under the facility is less than 1.50x. We incurred fees of $5,486,000 related to this amendment. The amendment and restatement of the term loan was an extinguishment of debt under the accounting guidance and, as result, we recognized a $4,448,000 loss in 2012 which is included in interest expense.
On September 28, 2012 we acquired 100 percent of the outstanding stock of Credo in an all cash transaction for $14.50 per share, representing an equity purchase price of approximately $146,445,000. In addition, we paid in full $8,770,000 of Credo’s outstanding debt. This transaction was funded with approximately $70,000,000 in borrowings from our term loan, $35,000,000 in borrowings from our revolving line of credit, and the remaining paid from our existing balance of cash and short-term investments.
At year-end 2012, our senior secured credit facility provides for a $200,000,000 term loan and a $200,000,000 revolving line of credit. The term loan and revolving line of credit may be prepaid at any time without penalty. The revolving line of credit includes a $100,000,000 sublimit for letters of credit, of which $2,807,000 is outstanding at year-end 2012. Total borrowings under our senior secured credit facility (including the face amount of letters of credit) may not exceed a borrowing base formula. At year-end 2012, we had $153,193,000 in net unused borrowing capacity under our senior credit facility.
Under the terms of the amended and restated credit agreement, at our option, we can borrow at LIBOR plus 4.0 percent or at the alternate base rate plus 3.0 percent. The alternate base rate is the highest of (i) KeyBank National Association’s base rate, (ii) the federal funds effective rate plus 0.5 percent or (iii) 30 day LIBOR plus 1 percent. Borrowings under the senior secured credit facility are or may be secured by (a) mortgages on the timberland, high value timberland and portions of raw entitled land, as well as pledges of other rights including certain oil and natural gas operating properties, (b) assignments of current and future leases, rents and contracts, (c) a security interest in our primary operating account, (d) a pledge of the equity interests in current and future material operating subsidiaries or majority-owned joint venture interest, or if such pledge is not permitted, a pledge of the right to distributions from such entities, (e) a pledge of reimbursements, hotel occupancy and other revenues payable to us from special improvement district tax collections in connection with our Cibolo Canyons project, and (f) a negative pledge (without a mortgage) on other assets. The senior secured credit facility provides for releases of real estate provided that borrowing base compliance is maintained.
At year-end 2012, secured promissory notes include a $15,400,000 loan collateralized by a 413 guest room hotel located in Austin with a carrying value of $19,992,000 and a $18,771,000 construction loan collateralized by a 289-unit multifamily project located in Austin with a carrying value of $30,057,000. This loan will provide up to $19,548,000 in construction financing for this project.
At year-end 2012, other indebtedness, principally non-recourse, is collateralized by entitled, developed and under development projects with a carrying value of $65,545,000. In 2012, other indebtedness decreased by $26,500,000 as result of selling Broadstone Memorial, a 401-unit multifamily investment property in Houston and decreased by $30,991,000 as result of a consolidated venture’s bulk sale of approximately 800 acres (Light Farms Project) near Dallas. Please read Schedule III for additional information.
At year-end 2012 and 2011, we have $6,508,000 and $8,364,000 in unamortized deferred fees which are included in other assets. Amortization of deferred financing fees, excluding loss on extinguishment of debt, was $2,922,000 in 2012, $2,881,000 in 2011 and $4,106,000 in 2010 and is included in interest expense.
Debt maturities during the next five years are: 2013 — $8,683,000; 2014 — $17,792,000; 2015 — $64,046,000; 2016 — $2,125,000; 2017 — $201,417,000 and thereafter — $0.